[GRAPHIC OMITTED]
FOR IMMEDIATE RELEASE

    ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES THIRD QUARTER 2006 RESULTS

                         RAPID REVENUE GROWTH CONTINUES


MORRISTOWN, N.J. - FEBRUARY 9, 2006 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) today reported that quarterly revenues increased by 61%, to $4,411,000 from $2,739,000 in the comparable year ago period. Revenues for the nine months ended December 31, 2005 also increased by 72%, to $12,284,000, from $7,135,000 in the comparable year ago period. EBITDA(1) (defined below) in the quarter was a loss of $818,000. Net loss in the quarter amounted to $2,037,000 or a loss of $0.13 per basic and diluted share.

THIRD FISCAL QUARTER HIGHLIGHTS

o Quarterly net loss available to common stockholders was $2,037,000 compared to a loss of $1,319,000 in the comparable year ago period. Net loss available to common stockholders for the nine months ended December 31, 2005 was $13,787,000 compared to a loss of $3,988,000 in the comparable year ago period. The loss reported in the nine months ended included the impact of increased interest and non-cash interest expenses and debt conversion expense related to the early conversion of the company's $7.6 million, 4-year Convertible Debentures and exercise of all related common stock warrants. Collectively, these non-cash items accounted for $8,936,000 for the nine month period.

o EBITDA for the three and nine month periods ended December 31, 2005 was a loss of $818,000, and $2,392,000, respectively, compared to EBITDA losses of $249,000, and $1,137,000 in the comparable year ago periods. Adjusted EBITDA(1) (defined below), which also excludes non-cash stock based compensation and non-recurring items, for the three and nine month periods ended December 31, 2005 was unchanged from EBITDA and Adjusted EBITDA in the comparable prior year periods was a loss of $249,000 and $634,000, respectively, after a non-recurring charge of $499,000 during the nine months.

o Quarterly loss from operations was $2,150,000, compared to a loss of $1,236,000 in the comparable year ago period. Loss from operations for the nine months ended December 31, 2005, was $6,473,000, compared to a loss of $3,814,000 in the comparable year ago period. The increase was due to higher selling, general and administrative expenses due to increased headcount and office expenses; public company expenses; research & development; and to higher depreciation and amortization resulting from the increased asset base.

o During the quarter, the company secured its first exhibitor commitments for the rollout of digital cinema systems with Carmike, the nation's third largest exhibitor and two regional exhibitors, Emagine and Ultrastar. The company has already completed the installation of 153 digital systems at Emagine, Ultrastar and its own digital showcase theatre, and plans for initial installations at Carmike's 2,300 screens have begun. It is the Company's intention to complete the first 2,500 installations by April 2007 and complete all 4,000 installs contemplated in its plan by October 31, 2007 as previously announced.

------------------------------
(1) EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income/(expense), net, and non-recurring items. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income/(expense), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.
--------------------------------------------------------------------------------
(973) 290-0080                      55 MADISON AVENUE, MORRISTOWN, NJ  07960

Bud Mayo, Chief Executive Officer of ACCESSIT, stated: "Revenue growth during the quarter continues to be driven by increasing activity in our software services area and at the Pavilion Digital Showcase Theatre. During the quarter, our digital cinema rollout plan officially got underway with the signing of three exhibitors, Carmike, Emagine and Ultrastar. Although results in the quarter do not reflect the receipt of the first virtual print fees and transport revenues from our recently completed 153 screen deployments with Emagine and Ultrastar, this revenue, although very modest, will be included in the company's fourth quarter results - another milestone for the company. Furthermore, the third quarter marks an important transition period for the company, a period in which expense growth is expected to slow as we turn our attention to executing on our studio-supported 4,000-screen digital cinema deployment and ramping-up revenues and cashflow generated from an increasing base of installed digital cinema systems."


CONFERENCE CALL NOTIFICATION
ACCESSIT will host a conference call to discuss its financial results at 2:00 p.m. EST today, Thursday, February 9, 2006. The conference can be accessed by dialing 617-847-8705, passcode 36248099 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT's Web site, WWW.ACCESSITX.COM. A replay of the call will be available at 617-801-6888, passcode 39143984 through Thursday, February 16, 2006.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is the industry leader in offering a fully managed storage and electronic delivery service for owners and distributors of digital content to movie theaters and other venues. Its studio-backed 4,000 screen ongoing deployment of digital systems is the first and the largest of its kind in the world. Supported by a robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Theatrical Distribution System (TDS) with its innovative digital delivery capabilities and in-theatre software systems to provide the highest level of technology available to enable the emerging Digital Cinema industry to transition from film without changing workflows. For more information on ACCESSIT, visit www.accessitx.com.

SAFE HARBOR STATEMENT
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with ACCESSIT's filings with the Securities and Exchange Commission, including ACCESSIT's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.


                                      # # #

Contact:

Suzanne Tregenza Moore                    Michael Glickman
ACCESSIT                                  The Dilenschneider Group
55 Madison Avenue                         212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
WWW.ACCESSITX.COM

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except for share and per share data)
                                   (Unaudited)


                                                     Three Months Ended
                                                         December 31,
                                                   -------------------------
                                                       2004          2005
                                                   ----------     ----------
       Revenues:
           Media services                         $     1,300    $     2,751
           Data center services                         1,439          1,660
                                                   ----------     ----------
                Total revenues                          2,739          4,411

       Costs of revenues (exclusive of
         depreciation and  amortization
         shown below):
           Media services                                 570          1,813
           Data  center  services                       1,062          1,298
                                                   ----------     ----------
                Total costs of revenues                 1,632          3,111
                                                   ----------     ----------
            Gross profit                                1,107          1,300

       Operating expenses:
       Selling, general and administrative              1,303          2,164
       Provision for doubtful accounts                     23             55
       Research and development                           122             37
       Depreciation and amortization                      895          1,194
                                                   ----------     ----------
                Total operating expenses                2,343          3,450
                                                   ----------     ----------

       Loss from operations                            (1,236)        (2,150)

       Interest income                                     --             97
       Interest expense                                   (90)          (313)
       Non-cash interest expense                          (43)           (32)
       Debt conversion expense                             --           (125)
       Other (expense) income, net                        (27)           409
                                                   ----------     ----------

       Loss before income tax benefit                  (1,396)        (2,114)
       Income tax benefit                                  77             77
                                                   ----------     ----------

       Net loss                                   $    (1,319)   $    (2,037)
                                                   ==========     ==========
       Net loss available to common
         stockholders per common share:
           Basic and diluted                      $     (0.13)   $     (0.13)
                                                   ==========     ==========
       Weighted  average  number of common
         shares outstanding:
            Basic and diluted                      10,041,879     15,399,530
                                                   ==========     ==========

                      Access Integrated Technologies, Inc.
                     EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (Unaudited)

                                                     Three Months Ended
                                                         December 31,
                                                   -------------------------
                                                       2004          2005
                                                   ----------     ----------
       Net loss                                    $   (1,319)    $   (2,037)
       ADD BACK:
           Depreciation and amortization                  895          1,194
           Amortization of software development            92            138
           Interest income                                 --            (97)
           Interest expense                                90            313
           Non-cash interest expense                       43             32
           Income tax benefit                             (77)           (77)
           Debt conversion expense                         --            125
           Other expense (income), net                     27           (409)
                                                   ----------     ----------
       EBITDA (as defined)                         $     (249)    $     (818)
                                                   ==========     ==========
       Adjusted EBITDA (as defined)                $     (249)    $     (818)
                                                   ==========     ==========

                     ACCESS INTEGRATED TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except for share and per share data)
                                   (Unaudited)

                                                       Nine Months Ended
                                                         December 31,
                                                   -------------------------
                                                       2004          2005
                                                   ----------     ----------
       Revenues:
           Media services                          $    2,496     $    7,377
           Data center services                         4,639          4,907
                                                   ----------     ----------
                Total revenues                          7,135         12,284

       Costs of revenues (exclusive of
         depreciation and  amortization
         shown below):
           Media services                                 912          5,147
           Data  center  services                       3,102          3,593
                                                   ----------     ----------
                Total costs of revenues                 4,014          8,740
                                                   ----------     ----------
            Gross profit                                3,121          3,544

       Operating expenses:
       Selling, general and administrative              3,588          5,956
       Provision for doubtful accounts                    598             90
       Research and development                           288            324
       Non-cash stock-based compensation                    4             --
       Depreciation and amortization                    2,457          3,647
                                                   ----------     ----------
                Total operating expenses                6,935         10,017
                                                   ----------     ----------

       Loss from operations                            (3,814)        (6,473)

       Interest income                                     --            180
       Interest expense                                  (279)        (1,837)
       Non-cash interest expense                         (155)        (1,325)
       Debt conversion expense                             --         (6,208)
       Other (expense) income, net                         17          1,643
                                                   ----------     ----------

       Loss before income tax benefit and
         minority interest                             (4,231)       (14,020)
       Income tax benefit                                 233            233
                                                   ----------     ----------

       Loss before minority interest                   (3,998)       (13,787)
       Minority interest in loss of subsidiary             10             --
                                                   ----------     ----------

       Net loss                                    $   (3,988)    $  (13,787)
                                                   ==========     ==========
       Net loss available to common
         stockholders per common share:
           Basic and diluted                       $    (0.42)    $    (1.07)
                                                   ==========     ==========
       Weighted  average  number of common
         shares outstanding:
            Basic and diluted                       9,432,380     12,926,709
                                                   ==========     ==========

                      Access Integrated Technologies, Inc.
                     EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (Unaudited)

                                                      Nine Months Ended
                                                         December 31,
                                                   -------------------------
                                                       2004          2005
                                                   ----------     ----------
       Net loss                                    $   (3,988)    $  (13.787)
       ADD BACK:
           Depreciation and amortization                2,457          3,647
           Amortization of software development           220            434
           Interest income                                 --           (180)
           Interest expense                               279          1,837
           Non-cash interest expense                      155          1,325
           Income tax benefit                            (233)          (233)
           Minority Interest                              (10)            --
           Debt conversion expense                         --          6,208
           Other expense (income), net                    (17)        (1,643)
                                                   ----------     ----------
       EBITDA (as defined)                         $   (1,137)    $   (2,392)
                                                   ==========     ==========
       ADD BACK:
       Non-cash stock based compensation                    4             --
       Provision for customer related
         unbilled revenue                                 499             --
                                                   ----------     ----------
       Adjusted EBITDA (as defined)                $     (634)    $   (2,392)
                                                   ==========     ==========

                      Access Integrated Technologies, Inc.
                           Consolidated Balance Sheets
                        (In thousands, except share data)

                                                      March 31,    December 31,
                                                        2005          2005
                                                     ----------    ----------
                                                      (Audited)    (Unaudited)
                ASSETS

Current assets
   Cash and cash equivalents                         $    4,779   $    10,105
   Accounts receivable, net                                 947         1,662
   Prepaid and other current assets                       1,312         1,961
                                                     ----------    ----------
       Total current assets                               7,038        13,728

   Property and equipment, net                           14,261        25,274
   Intangible assets, net                                 3,337         2,228
   Capitalized software costs, net                        1,622         1,433
   Goodwill                                              10,363         9,310
   Other assets                                           1,156         1,038
                                                     ----------    ----------
       Total assets                                 $    37,777        53,011
                                                     ==========    ==========



                LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable and accrued expenses            $     2,415   $     8,380
   Notes payable, current portion                         1,415         1,188
   Capital leases, current portion                          432            83
   Other current liabilities                              1,042         1,157
                                                     ----------    ----------
       Total current liabilities                          5,304        10,808
                                                     ----------    ----------

   Notes payable, net of current portion                 12,682         2,072
   Capital leases, net of current portion                 6,058         5,995
   Other liabilities                                      2,436         2,056
                                                     ----------    ----------
       Total liabilities                                 26,480        20,931
                                                     ----------    ----------

Commitments and contingencies

   Redeemable Class A common stock,
     53,534 and 0 shares issued and
     outstanding, respectively                              250            --

Stockholders' Equity:
   Class  A  common  stock,  $0.001  par  value
     per  share;  40,000,000  shares authorized;
     9,433,328 and 14,658,668 shares issued,
     respectively and 9,381,888 and 14,607,228
     shares outstanding, respectively                         9            15

   Class B common stock, $0.001 par value
     per share; 15,000,000 shares authorized;
     965,811 and 925,811 shares issued and
     outstanding, respectively                                1             1
     Additional paid-in capital                          32,696        67,510
     Treasury Stock, at cost; 51,440 shares                (172)         (172)
     Accumulated deficit                                (21,487)      (35,274)
                                                     ----------    ----------
       Total stockholders' equity                        11,047        32,080
                                                     ----------    ----------

       Total liabilities and stockholders' equity    $   37,777    $   53,011
                                                     ==========    ==========